                                                                   EXHIBIT 10.17

                    INSTRUMENT OF ASSIGNMENT AND ASSUMPTION

      THIS INSTRUMENT OF ASSIGNMENT AND ASSUMPTION (this "Agreement") is dated effective as of this 15th day of November, 2005, between COLE OPERATING PARTNERSHIP I, LP, a Delaware limited partnership ("Assignor"), as assignor, having an address 2555 East Camelback Road, Suite 400, Phoenix, AZ 85016, and COLE OPERATING PARTNERSHIP II, LP, a Delaware limited partnership ("Assignee"), as assignee, having an address at 2555 East Camelback Road, Suite 400, Phoenix, AZ 85016.

                                   WITNESSETH:

      WHEREAS, Assignor owns 100% of the membership interest (the "Interest") in Cole WG COLUMBIA MO, LLC, a Delaware limited liability company ("Cole WG Columbia MO, LLC"); and

      WHEREAS, Assignor and Assignee are entering into this Agreement to evidence and confirm the transfer and assignment of the Interest to Assignee, and the assumption by Assignee of the obligations and responsibilities attendant thereto, all from and after the date hereof.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby transfers, assigns and conveys to Assignee, its successors and assigns forever, the Interest from and after the date hereof.

      TO HAVE AND TO HOLD, unto Assignee, its successors and assigns, forever.

      Assignor makes no representation or warranty, express or implied, in fact or by law, with respect to the assets being conveyed hereunder.

      Assignee hereby accepts such transfer, assignment and conveyance and assumes all of the obligations of Assignor under the (i) Certificate of Formation of Cole WG Columbia Mo, LLC, and (ii) the Operating Agreement of Cole WG Columbia MO, LLC (collectively, the "Material Organizational Documents") arising from and after the date hereof, and agrees to be bound by the terms contained in the Material Organizational Documents.

      Assignor withdraws, and relinquishes any and all of its right, title and interest, as a Member of Cole WG Columbia MO, LLC from and after the date hereof. Assignee unconditionally and irrevocably consents to such withdrawal.

      This Agreement shall be binding upon, inure to the benefit of, and be enforceable by Assignor and Assignee, and their respective successors and assigns.

      Whenever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited by or invalid under such law, then such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement may not be modified, amended, altered or changed, nor any

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

provision hereof waived, except in writing with the mutual consent of all parties hereto.

      This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona (without reference to conflicts of laws principles).

      This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which when taken together shall constitute a single original.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement on the date first set forth above.

                                         ASSIGNOR:

                                         COLE OPERATING PARTNERSHIP I, LP, a
                                         Delaware limited partnership

                                         By: Cole Credit Property Trust, Inc.,
                                             Maryland corporation, its General
                                             Partner

                                             By: /S/  John M. Pons
                                                 ----------------------------
                                                 John M. Pons, Secretary

                                         ASSIGNEE:

                                         COLE OPERATING PARTNERSHIP II, LP, a
                                         Delaware limited partnership

                                         By: Cole Credit Property Trust II,
                                             Inc., Maryland corporation, its
                                             General Partner

                                            By: /S/  John M. Pons
                                                ---------------------------
                                                John M. Pons, Secretary

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

                  ASSIGNMENT OF AGREEMENT OF PURCHASE AND SALE

          ECM HUTCHINSON, LLC, ECM CLEARWEST, LLC, NEWTON, LLC, ECM ST. JOSEPH, LLC, ECM BROADWAY, LLC AND ECM OLIVE, LLC, COLLECTIVELY, AS SELLER
                                       AND
                             SERIES B, LLC, AS BUYER


         ASSIGNOR, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby assign all of its right, title and interest in that certain Agreement of Purchase and Sale described herein, to ASSIGNEE and its successors and assigns. The Agreement of Purchase and Sale Instructions is described as follows:

         DATE OF AGREEMENT:   June 17, 2005

         ORIGINAL BUYER:      Series B, LLC

         ASSIGNED TO:         Cole WG Columbia MO, LLC

         PROPERTY ADDRESS:    222 E. Broadway, Columbia, MO  65203

         ASSIGNOR acknowledges that it is not released from any and all obligations or liabilities under said Agreement of Purchase and Sale with the exception of the earnest money deposit which is currently in escrow.

         ASSIGNEE hereby agrees to assume and be responsible for all obligations and liabilities under said Agreement of Purchase and Sale. This Assignment shall be in full force and effect upon its full execution.

         Executed this 21st day of July, 2005.

ASSIGNOR:                                   ASSIGNEE:

SERIES B, LLC                               COLE WG COLUMBIA MO, LLC

                                            By: Cole REIT Advisors, LLC
By:    /S/  John M. Pons                          its Manager
    --------------------------------
    John M. Pons
    Authorized Officer
                                            By: /S/  John M. Pons
                                                -------------------------------
                                                 John M. Pons
                                                 Vice President

                         AGREEMENT OF PURCHASE AND SALE

      THIS AGREEMENT OF PURCHASE AND SALE (the "Agreement") is made and entered into this 17th day of June, 2005, by and among ECM HUTCHINSON, LLC, ECM CLEARWEST, LLC, NEWTON, LLC, ECM ST. JOSEPH, LLC, ECM BROADWAY, LLC, and ECM OLIVE, LLC (collectively, "Seller") and SERIES B, LLC, an Arizona limited liability company, or its nominees or permitted assignees (collectively, "Purchaser").

   1. SALE. In consideration of the Purchase Price (as defined hereafter) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, Seller agrees to sell and convey to Purchaser, and Purchaser agrees to purchase from Seller, on the terms and conditions set forth in this Agreement, those certain parcels of real property described on Exhibits "A-1" through "A-6" attached hereto, together with all rights, easements, interests, duties and obligations appurtenant thereto including, but not limited to, rights in any easements, streets or other public ways adjacent to the premises (collectively, the "Premises") and together with (a) Seller's interests in and to those certain Leases (collectively, the "Leases") with Seller, as Landlord, and Walgreen Co., as Tenant ("Tenant"), (b) the building and related improvements located on the Premises for the Tenant and the attendant parking and driveway facilities surrounding same (the "Improvements"),
(c) any personal property (if any) owned by Seller, located on the Premises or the Improvements on the date of Closing (the "Personal Property"), and (d) all of Seller's interest, to the extent transferable, in all permits and licenses (the "Permits"), warranties, contractual rights and intangibles with respect to the operation, maintenance, repair or improvement of the Premises other than those identified in writing by Seller that are not be assigned to Purchaser at Closing or are not otherwise assignable (the "Contracts") (the Premises, Improvements, Leases, Personal Property, Permits and Contracts are sometimes hereinafter collectively referred to as the "Properties").

   2. PURCHASE PRICE. The total purchase price to be paid to Seller by Purchaser for the Properties shall be THIRTY SEVEN MILLION EIGHT HUNDRED SIXTY THOUSAND NINE HUNDRED NINETY-FIVE DOLLARS ($37,860,995) (the "Purchase Price") allocated as shown on Exhibit "B." The Purchase Price shall be paid to Seller at Closing, plus or minus prorations by certified check or wire transfer of funds.

   3. EARNEST MONEY. Within three (3) business days of the Contract Date (as such term is defined below), Purchaser shall deposit FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000.00) (the "Earnest Money") with the Title Company (as defined in Section 9(b)) into a federally insured interest-bearing escrow account. The Earnest Money shall be held by the Title Company in trust for the mutual benefit of Seller and Purchaser pursuant to the terms of this Agreement. Seller and Purchaser agree that the Earnest Money shall be disbursed from the escrow in accordance with the terms and conditions of this Agreement. From and after the day after the date of expiration of the Feasibility Period (as hereinafter defined) and provided that Purchaser does not elect to terminate this Agreement as permitted by the terms and conditions of this Agreement, all Earnest Money shall be non-refundable, except as otherwise expressly set forth elsewhere in this Agreement, but shall be applied to the Purchase Price at Closing. At Purchaser's request, the Earnest Money shall be held by the Title Company in a federally insured interest-bearing account and all interest earned on the Earnest Money shall be deemed a part thereof.

   4. CLOSING. The consummation of the purchase and sale contemplated in this Agreement ("Closing" and "Closing Date") shall be on July 20, 2005 (subject to
Section 5 below with respect to the Securitized Properties), or such earlier date chosen by Purchaser by giving not less than ten (10) business days prior written notice to Seller and Title Company, and shall take place through escrow with the Title Company. Notwithstanding the foregoing, Purchaser may extend the Closing Date for up to an additional ten (10) business days upon delivery of written notice to extend the Closing Date to Title Company and Seller prior to the original Closing Date and by depositing an additional One Hundred Thousand and no/100 Dollars ($100,000.00) of earnest money with Title Company. For purposes of this Agreement, any additional earnest money deposited with Title Company pursuant to this Section 4 shall be added to and become a part of the Earnest Money. If all of the Properties close on the Closing Date, all of the Earnest Money shall be applied to the Purchase Price. If the Securitized Properties' Closing Date is later than the Closing Date for the other four (4) Properties (the "Non-Securitized Properties") pursuant to Section 5, then on the Closing Date for the Non-Securitized Properties only $350,000 of the Earnest Money shall be applied to the Purchase Price for the Non-Securitized Properties.

   5. SELLER CONTINGENCY. Purchaser acknowledges and agrees that Seller's obligations hereunder with respect to the Properties located in Columbia, Missouri (Broadway) and in Olivette, Missouri (Olive) (together, the "Securitized Properties") are contingent upon Seller obtaining: (a) a release of the existing debt on the Securitized Properties, or (b) delivery of a title policy showing no exceptions for any existing indebtedness or, in a form reasonably acceptable to Purchaser, title insurance over such existing debt that is reasonably satisfactory to Purchaser (together, the "Seller's Contingencies"). The Closing Date for the Securitized Properties shall be extended to the date that is ten (10) days after the satisfaction of the Seller's Contingencies, or such other date as the parties may agree; provided, however, the Closing Date for the Securitized Properties shall not occur later than August 29, 2005, which outside Closing Date may be extended for up to sixty
(60) days by Seller by written notice to Purchaser if needed to satisfy the Seller's Contingencies. Purchaser shall cooperate with the reasonable requirements of Seller to facilitate any defeasance necessary pertaining to the Securitized Properties, including, without limitation, causing all funds and documents required to be delivered on or prior to the Closing Date for the Securitized Properties in accordance with the lender's or title company's requirements. If Seller determines in good faith at any time that it is not capable of satisfying the Seller's Contingencies, then upon written notice to Purchaser, this Agreement shall terminate with respect to the Securitized Properties, and Purchaser shall still be obligated to purchase the Non-Securitized Properties at a Purchase Price in accordance with the allocations provided in Exhibit B. If this Agreement is so terminated as to the Securitized Properties prior to Closing on the Non-Securitized Properties, the entire sum of Earnest Money shall be applied to the adjusted Purchase Price on the Non-Securitized Properties. If this Agreement is so terminated as to the Securitized Properties after Closing for the Non-Securitized Properties, the remaining Earnest Money shall be released to Purchaser.

   6. BROKERAGE. Seller and Purchaser represent and warrant to each other that neither Seller nor Purchaser has dealt with any broker with respect to the transaction contemplated by this Agreement, other than Capital Exchange Advisors, LLC, to which Seller shall pay at Closing 1.25% of the Purchase Price as a brokerage fee, and Mid-America Real Estate, to which Seller shall pay at Closing 0.75% of the Purchase Price as a brokerage fee. Seller hereby indemnifies, protects and defends and holds Purchaser harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, reasonable attorneys' fees of counsel selected by Purchaser) resulting from the claims of any broker, finder, or other such party claiming by, through or under Seller. Purchaser hereby indemnifies, protects and defends and holds Seller harmless from and against all losses, claims, costs, expenses, damages (including, but not limited to, reasonable attorneys' fees of counsel selected by Seller) resulting from the claims of any broker, finder, or other such party claiming by, through or under Purchaser. Notwithstanding any provision of this Agreement to the contrary, the obligations of the parties pursuant to this Section shall survive any termination of this Agreement and shall survive closing.

   7. AS-IS SALE. Except as otherwise provided in Section 10, Seller makes no warranty, express or implied, or arising by operation of law, as to the nature and condition of the Properties, including, without limitation, the condition of the Improvements, the Personal Property, the water, soil and geology, and the suitability of the Properties for any and all activities and uses which Purchaser may elect to conduct thereon, the existence of any environmental hazards or conditions thereon or compliance of the Properties or their operation with all applicable laws, rules or regulations or as to the condition or state of repair of the Properties or any portion thereof, and there are no implied warranties of habitability, merchantability or fitness for a particular purpose as to the Properties or any portion thereof. Purchaser acknowledges that Seller is under no obligation to alter, repair or improve the Properties or any portion thereof. Purchaser acknowledges that it will or has fully inspected and reviewed the Properties, including, without implied limitation, the physical aspects thereof and all matters affecting the operation thereof, and that delivery of the Properties is "AS IS", "WHERE IS" and "WITH ALL FAULTS", and that Seller has disclaimed any implied warranties with respect to the Properties.

   8. DOCUMENTS DELIVERED BY SELLER.

      (a) Except as otherwise set forth hereinbelow, Seller shall deliver the following documents to Purchaser simultaneously with Seller's delivery of a signed original of this Agreement (collectively, the "Studies") to the extent the same exist and are in Seller's possession or under Seller's control:

            (i) Seller's existing title policies and copies of all underlying title documents ("Existing Title Policies");

            (ii) All environmental reports, test results, and material correspondence with governmental entities;

            (iii) Seller's current ALTA surveys of the Premises and Improvements ("ALTA Surveys");

            (iv) The drawings, plans and specifications for the improvements on the Premises;

            (v) The Walgreens Leases, including any amendments and modifications thereto;

            (vi) Copies of the roof warranties and general contractor's warranties; and

            (vii) Copies of Certificates of Occupancy and permits.

      (b) If this Agreement is canceled for any reason, except Seller's willful default hereunder, Purchaser agrees to deliver to Seller as a condition of a return of the Earnest Money copies of those Studies delivered to it by or on behalf of Seller.

   9. TITLE AND SURVEY MATTERS.

      (a) CONVEYANCE OF TITLE. Seller agrees to deliver to Purchaser a Special Warranty Deed executed by the Seller conveying to the Purchaser title to the Premises, subject to real estate taxes and special assessments not yet due and payable as of the Closing Date and all easements, covenants, conditions, restrictions and other matters of record as of the Closing Date, including, but not limited to the matters set forth in the Existing Title Policies (other than Seller's financing documents and other liens, if any). Seller also agrees to deliver to Purchaser (i) a Quit Claim Bill of Sale executed by the Seller conveying to the Purchaser title to the Personal Property, free and clear of all liens and encumbrances, (ii) an Assignment of Lease executed by Seller conveying to Purchaser all of Seller's right, title and interest in and to the Lease, and
(iii) an Assignment Agreement executed by Seller conveying to Purchaser all of Seller's right, title and interest in and to the Permits and Contracts, if any.

      (b) TITLE COMMITMENT - Purchaser shall be responsible for procuring from First American Title Insurance Company, 4801 East Washington Street, Suite 200, Phoenix, Arizona 85034, Attention: Ms. Carol Peterson (the "Title Company") within fifteen (15) days of the date hereof and shall pay for preliminary title reports and commitments (the "Title Commitments") for an ALTA extended coverage title insurance policy (the "Owner's Policy") on each of the Properties. Seller shall have no obligation to procure or pay for any Owner's Policy or any loan policy or any endorsements expanding the coverage on any Owner's Policy or any loan policy, all of which shall be obtained by Purchaser, at Purchaser's sole cost, effort and expense.

      (c) SURVEY - Purchaser shall be responsible for procuring updated and/or re-certified ALTA Surveys. Seller shall have no obligations with respect thereto, all updates and re-certification to be obtained by Purchaser at its sole cost, effort and expense.

   10. REPRESENTATIONS, COVENANTS AND WARRANTIES.

      (a) Seller represents and warrants to Purchaser that the following matters are true as of the Contract Date and shall be true as of the Closing Date. Seller shall and does hereby indemnify against and hold Purchaser harmless from any loss, damage, liability and expense, together with all court costs and attorneys' fees, if awarded by a court of law, which Purchaser may incur, by reason of any material misrepresentation by Seller or any material breach of any of Seller's warranties. Seller's indemnity and hold harmless obligations shall survive Closing. The representations and warranties set forth in this sub-Section 10(a) and the preceding indemnification obligations shall survive the Closing on the Non-Securitized Properties for a period of six (6) months; provided, however, if a Closing occurs on the Securitized Properties, then solely with respect to matters concerning the Securitized Properties the representations and warranties set forth in this sub-Section 10(a) and the preceding indemnification obligations shall survive the Closing on the Securitized Properties for a period of six (6) months. For the purposes hereof, "Seller's knowledge" shall be deemed to be the actual knowledge of Seller, without investigation or a duty to investigate. If, prior to the Closing, either party receives notice or obtains knowledge of any information that indicates a set of facts that makes untrue any fact addressed in the representation or warranties made by Seller herein, then that party shall promptly advise the other party, in writing, thereof, including all information which may render untrue the particular fact addressed in the representations and warranties. Unless the representation and warranty made by Seller was untrue as of the Contract Date, then Purchaser's sole remedy in the event of a change of facts or circumstances rendering untrue any fact addressed in the representations or warranties made by Seller herein shall be to terminate this Agreement (and Purchaser shall not be entitled to any indemnification right) and receive a return of the Earnest Money; provided that such remedy shall be available only if the change of facts and circumstances has a material adverse affect on Purchaser or the Properties and provided further that Purchaser shall first give Seller notice of its intent to terminate and a thirty (30) day period to attempt to cure the matter giving rise to the right to terminate. If Purchaser (i) becomes aware of any change in the accuracy of the statements set forth in this Section 10 which has a material adverse affect of Purchaser or the Properties, (ii) does not notify Seller of that change as required herein, and
(iii) proceeds with the Closing notwithstanding the change, then Purchaser shall be deemed to have waived any right or remedy arising out of any claim for breach of the representations and warranties contained herein related solely to such change and Seller shall have no liability to Purchaser under this Agreement for any breach of that representation or warranty related solely to such change.

                  (i) Seller has obtained all necessary authorizations and consents to enable it to execute and deliver this Agreement. Seller has full power and authority to execute this Agreement and to consummate each and all of the transactions contemplated hereby. This Agreement is the legal and binding obligation of Seller, enforceable in accordance with its terms and the persons executing this Agreement on behalf of Seller have the power and are authorized to do so.

                  (ii) The Leases that have been delivered to Purchaser are true and accurate copies of the Leases as of the date hereof. Seller has received no notice that Landlord or Tenant is in default under the Leases.

                  (iii) Seller is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and Seller shall certify its taxpayer identification number at Closing.

                  (iv) To Seller's knowledge, there are no unrecorded leases (other than the Lease), unrecorded liens or unrecorded encumbrances which may affect title to any Property that will survive the Closing.

                  (v) To the Seller's knowledge, Seller has received no notice of violation with regard to any applicable regulation, ordinance, requirement, covenant, condition or restriction relating to the present use or occupancy of any Property by any person, authority or agency having jurisdiction.

                  (vi) To the Seller's knowledge, there are no intended public improvements which will or could result in any charges being assessed against any Property which will result in a lien upon such Property.

                  (vii) To the Seller's knowledge, there is no impending or contemplated condemnation or taking by inverse condemnation of any Property, or any portion thereof, by any governmental authorities.

                  (viii) To the Seller's knowledge, there are no suits or claims pending or threatened with respect to or in any manner affecting the Properties, which have not been disclosed in writing to Purchaser by Seller.

                  (ix) Other than the Leases, which grant Tenant a right of first refusal, Seller has not entered into and there is not existing any other agreement, written or oral, under which Seller is or could become obligated to sell the Properties, or any portion thereof, to a third party and Seller will not enter into nor execute any such agreement without Purchaser's prior written consent.

                  (x) Provided that Tenant waives the aforesaid right of first refusal and upon such waiver by the Tenant of the right of first refusal, to the Seller's knowledge, this transaction will not in any way violate any other agreements to which Seller is a party.

                  (xi) Provided that Tenant waives the aforesaid right of first refusal and upon such waiver by the Tenant of the right of first refusal, to the Seller's knowledge, no consent of any third party is required in order for Seller to enter into this Agreement or to convey the Premises or assign the Leases.

                  (xii) Provided that Tenant waives the aforesaid right of first refusal and upon such waiver by Tenant of the right of first refusal, to the Seller's knowledge, the execution, delivery and performance of this Agreement and the Transfer Documents, have not and will not constitute a breach or default under any other agreement, law or court order under which Seller is a party or may be bound.

      (b) Purchaser represents and warrants to Seller that the following matters are true as of the Contract Date and shall be true as of the Closing Date:

                  (i) Purchaser has obtained all necessary authorizations and consents to enable it to execute and deliver this Agreement. Purchaser has full power and authority to execute this Agreement and to consummate each and all of the transactions contemplated hereby. This Agreement is the legal and binding obligation of Purchaser, enforceable in accordance with its terms and the persons executing this Agreement on behalf of Purchaser have the power and are authorized to do so.

                  (ii) there are no actions or proceedings pending or to Purchaser's knowledge, after due inquiry, threatened against Purchaser which may in any manner whatsoever affect the validity or enforceability of this Agreement or any of the Transfer Documents.

                  (iii) the execution, delivery and performance of this Agreement and the Transfer Documents, have not and will not constitute a breach or default under any other agreement, law or court order under which Purchaser is a party or may be bound.

                  (iv) should Purchaser receive notice or knowledge of any information regarding any of the matters set forth in this Section after the Contract Date and prior to Closing, Purchaser will promptly notify Seller of the same in writing.

                  (v) all representations made in this Agreement by Purchaser shall survive the execution and delivery of this Agreement and Closing for a period of six (6) months. Purchaser shall and does hereby indemnify against and hold Seller harmless from any loss, damage, liability and expense, together with all court costs and attorneys' fees, if awarded by a court of law, which Seller may incur, by reason of any material misrepresentation by Purchaser or any material breach of any of Purchaser's warranties. Purchaser's indemnity and hold harmless obligations shall survive Closing.

      (c) Seller covenants and agrees that between the Contract Date and Closing or any earlier termination of this Agreement, Seller shall not execute or enter into any lease with respect to the Properties, or terminate, amend, modify, extend or waive any rights under the Leases that would have a material adverse effect upon Purchaser without Purchaser's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. In the event Seller amends, modifies, extends or waives any rights under the Leases without Purchaser's consent, Seller shall deliver a copy of such amendment, modification, extension or waiver to Purchaser and Purchaser shall have the right to terminate this Agreement within three (3) business days of the date of receipt of such document, such termination to be effected by giving written notice thereof to Seller and to the Title Company, whereupon the Earnest Money shall be returned to Purchaser and the parties shall have no further obligation to one another hereunder, except under Sections 6, 8 and 17. From the Contract Date until the Closing or until the earlier termination of this Agreement, Seller shall use reasonable efforts to cause Tenant to operate and maintain the Properties in a manner consistent with the terms of the Leases, and shall perform in all material respects its obligations under the Leases.

   11. CLOSING DELIVERIES.

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

      (a) SELLER. At Closing and as a condition thereof, Seller shall deliver or cause to be delivered to Purchaser the following for each of the Properties (collectively, the "Transfer Documents"):

                  (i) DEED. Special Warranty Deed, executed by the Seller, in recordable form conveying the Premises and Improvements to Purchaser or Purchaser's permitted designee, subject to real estate taxes and special assessments not yet due and payable as of the Closing Date and all easements, covenants, conditions, restrictions and other matters of record as of the Closing Date, including, but not limited to the matters set forth in the Existing Title Policies (other than Seller's financing documents and other liens, if any).

                  (ii) BILL OF SALE. Quit Claim Bill of Sale, executed by Seller to Purchaser of all right, title and interest of Seller in and to the Personal Property (if any) located on the Premises and/or the Improvements.

                  (iii) ESTOPPEL CERTIFICATE. An original estoppel certificate, naming Purchaser and Wachovia Bank, National Association as addressees, in Tenant's standard form attached hereto as Exhibit "D", which estoppel certificate must be reasonably acceptable to Purchaser.

                  (iv) ASSIGNMENT OF LEASE. Assignment of Lease ("Assignment")
            executed by Landlord in the form attached hereto as Exhibit "C", which shall be in recordable form if requested by Purchaser.

                  (v) CLOSING/SETTLEMENT STATEMENT. A closing statement
            conforming to the prorations and other relevant provisions of this Agreement.

                  (vi) ENTITY TRANSFER CERTIFICATE. Entity Transfer
            Certification confirming that Seller is a "United States Person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

                  (vii) ASSIGNMENT OF WARRANTIES. Assignment of Seller's rights to any warranties, if any, pertaining to the Improvements or Personal Property, to the extent not required under the Lease to be delivered to Tenant. If any such assignment requires a consent, Seller shall use commercially reasonable efforts to obtain such consent, but shall not be obligated to incur any liability or out-of-pocket costs with respect thereto.

                  (viii) LEASE. All originals of the Lease and any amendments thereto in Seller's possession or control.

                  (ix) ASSIGNMENT OF PERMITS AND CONTRACTS. Assignment of
            Seller's rights to any Permits and Contracts, if any, relating to the Property in the form attached hereto as Exhibit "E".

                  (x) NOTICE TO TENANT. Notice to the tenant under the Lease of the sale stating that rent payments under the Lease shall thereafter be made to Purchaser or its designee.

                  (xi) OTHER. Such other documents and instruments as may
            reasonably be required by the Title Company which may be necessary to consummate this transaction and to otherwise effect the agreements of the parties hereto and not inconsistent with the terms of this Agreement.

      (b) PURCHASER. At Closing and as a condition thereof, Purchaser shall deliver or cause to be delivered to Seller the following, in form and substance acceptable to Seller:

                  (i) BALANCE OF PURCHASE PRICE. The balance of the Purchase
            Price as referred to in Section 2 hereinabove and sums to cover all Purchaser costs as provided for herein.

                  (ii) ASSIGNMENT AND ASSUMPTION OF LEASE. Assignment and
            Assumption of Lease in the form attached hereto as Exhibit "C", executed by Purchaser and its nominees or assignees taking title.

                  (iii) CLOSING STATEMENT. A Closing Statement conforming to the prorations and other relevant provisions of this Agreement.

                  (iv) OTHER. Such other documents and instruments as may
            reasonably be requested by the Title Company which may be necessary to consummate this transaction and to otherwise affect the agreements of the parties hereto and not inconsistent with the terms of this Agreement.

      (c) TITLE COMPANY. At Closing, the Title Company shall deliver or cause to be delivered to Purchaser the issuance of the Owner's Policies (or written commitments therefor) subject only to those matters approved or deemed approved by Purchaser pursuant to this Agreement.

      (d) Seller and Purchaser agree that all deposits, including the Purchase Price and sums necessary to pay closing costs, must be made with the Title Company prior to 1:00 p.m. local time for the Title Company. Any deposits made after that time on the date of Closing shall require that: (a) the prorations set forth hereinbelow be made as if the Closing were going to occur on the next business day and (b) Purchaser be responsible for any additional interest or similar amounts which must be paid to Seller's lenders on account of monies received by them after a "cut off."

   12. PRORATIONS AND ADJUSTMENTS. The following shall be prorated and adjusted between Seller and Purchaser as of the Closing Date, except as otherwise specified:

      (a) Purchaser and Seller shall divide the cost of any escrows hereunder equally between them, provided Purchaser will pay for any money lender's escrow.

      (b) Prepaid rent under the Lease shall be prorated as of the Closing Date, such that Seller retains all prepaid rents accrued through and including the date of the Closing and credits Purchaser any prepaid rents unaccrued as of the date of the Closing.

      (c) Subject to the terms of the Lease, current real estate taxes and assessments, general and special, which have accrued through the earlier of the Closing Date or the Rent Commencement Date under the Lease and are not payable by the Tenant pursuant to the Lease, shall be prorated at the time of closing based upon the relevant tax bills, if available, or upon the most recent ascertainable real estate tax bill. The real estate tax and assessment proration shall be final.

      (d) Seller shall pay all state and local transfer taxes and conveyance fees (but not mortgage taxes) applicable to the transaction contemplated herein. Seller shall pay the recording costs of releasing its financing documents and Purchaser shall pay for the recording costs for the conveyance documents and its financing documents.

      For purposes of calculating prorations, Seller shall be deemed to be in title to the Premises for the Closing Date. All such prorations shall be made on the basis of the actual number of days of the year and month which shall have elapsed as of the Closing Date.

   13. DEFAULT.

      (a) DEFAULT BY SELLER. If Seller is unable to convey title to the Premises and Improvements in accordance with the conditions of this Agreement, upon giving written notice of such default to Seller, Purchaser may, provided Seller does not, within three (3) business days of its receipt of such notice of default cure the default, as Purchaser's sole and exclusive remedies either (i) terminate this Agreement by written notice to Seller, in which event the Earnest Money and all interest earned thereon shall be returned to Purchaser, or (ii) in the event Purchaser makes all deposits required under Section 11(b), Purchaser may bring an action for specific performance within fifteen (15) days of the originally scheduled Closing Date. These are Purchaser's sole and exclusive remedies; provided, however, that this limitation of damages does not apply to the indemnification under Section 6.

      (b) DEFAULT BY PURCHASER. In the event Purchaser defaults in its obligations to close the purchase of the Premises and Improvements in a timely fashion, then Seller may, upon giving written notice of such default to Purchaser, provided Purchaser does not, within three (3) business days of its receipt of such notice of default, cure the default, as Seller's sole and exclusive remedy (and in lieu of any other remedy, legal or equitable in nature) terminate this Agreement and it shall receive and the Title Company is authorized to pay to Seller, without further authorization of Purchaser, the Earnest Money, as liquidated damages, it being understood that Seller's actual damages in the event of such default are difficult to ascertain and that such proceeds represent the parties' best current estimate of such damages. Seller shall have no other remedy for any default by Purchaser; provided, however, that this limitation of damages does not reduce the indemnification under Sections 6 or 17(a).

   14. ASSIGNMENT. Purchaser may not assign its rights in this Agreement without Seller's consent, other than in connection with the effectuation of an IRC
Section 1031 Exchange or to an entity wholly owned or controlled by Purchaser, provided that in the event of any assignment, Purchaser shall not be released from its obligations hereunder. Seller may not assign its rights in this Agreement without Purchaser's consent, other than in connection with the effectuation of an IRC Section 1031 Exchange or to an entity wholly owned or controlled by Seller or an affiliated entity of Seller, provided that in the event of any assignment, Seller shall not be released from its obligations hereunder. Purchaser and Seller hereby acknowledge that either party may be entering into this Contract as part of a tax-deferred exchange under Section 1031 of the Internal Revenue Code. Therefore, the parties shall reasonably cooperate with each other in order to satisfy the requirements of any such tax-deferred exchange, provided such cooperation does not delay the date of Closing or otherwise hinder Closing in any manner and provided further that such cooperating party shall incur no liability, costs or expenses in connection therewith.

   15. NOTICES. Any notice, demand or request which may be permitted, required or desired to be given in connection therewith shall be given in writing and directed to Seller and Purchaser as follows:

                    If to Seller:

                           c/o ECM Equity Capital Management, LLC
                           Suite 800
                           150 North Wacker Drive
                           Chicago, Illinois 60606
                           Attention: Shelby Pruett
                           Facsimile: (312) 499-1901
                           Telephone: (312) 827-2270

                    With a copy to:

                           ECM Equity Capital Management, LLC
                           8027 Forsyth Boulevard
                           St. Louis, Missouri 63105
                           Attention: James Koman
                           Facsimile: (314) 727-8889
                           Telephone: (314) 727-8881

                    With a copy to:

                           Husch & Eppenberger, LLC
                           190 Carondelet Plaza, Suite 600
                           St. Louis, Missouri 63105
                           Attention: Stacy E. Wipfler
                           Facsimile: (314) 480-1570
                           Telephone: (314) 480-1505

    If to Purchaser:       Series B, LLC
                           c/o Cole Capital Partners, LLC
                           2555 East Camelback Road, Suite 400
                           Phoenix, AZ 85016
                           Attn: Meghan Cocci, Esq.
                           Facsimile: (602) 778-8780
                           Telephone: (602) 778-8762

                    With a copy to:

                           Bennett Wheeler Lytle & Cartwright, PLC
                           3838 North Central Avenue, Suite 1060
                           Phoenix, Arizona 85016
                           Attn: Kevin T. Lytle, Esq.
                           Facsimile: (602) 266-9119
                           Telephone: (602) 445-3434

Notices shall be deemed properly delivered and received when and if either: (i) personally delivered; (ii) delivered by nationally-recognized overnight courier;
(iii) three (3) business days after being deposited in the U.S. Mail, by registered or certified mail, return receipt requested, postage prepaid, or (iv) via facsimile transmission with confirmation so long as a copy of such notice is promptly thereafter mailed to the recipient by U.S. first class mail.

   16. DESTRUCTION, LOSS OR DIMINUTION OF PREMISES. Except as hereafter provided, the risk of loss or damage to or destruction of any of the Properties occurring prior to Closing shall be upon Seller. Seller shall promptly notify Purchaser of any damage to or destruction of any of the Properties. In the event of destruction of or damage to a Property in excess of a reasonably estimated repair or restoration amount of $50,000, then either party, upon written notice delivered to the other party within five (5) business days after Purchaser's receipt of Seller notice of such a casualty, may remove such Property from this Agreement (each, a "Rejected Property"), whereupon (i) the Purchase Price shall be reduced by the amount corresponding to such Rejected Property as set forth in Exhibit B attached hereto, and (ii) this Agreement shall continue in full force and effect with respect to all remaining Properties. In such event Seller shall instruct the Title Company to promptly return a proportionate amount of the Earnest Money attributable to such Property to Purchaser and except for such obligations that specifically survive termination with respect to such Property, both parties shall be released from liability hereunder with respect to such Property.

   17. FEASIBILITY PERIOD.

      (a) ACCESS TO PROPERTIES. During the time period set forth in Section 17(b) hereinbelow, subject to the prior rights of Tenant under the Lease and without disturbing Tenant, Purchaser, its agents and representatives shall be entitled to enter upon any Property at any time or times during the Feasibility Period, upon reasonable advance notice to Seller and Tenant, and to perform non-intrusive inspections deemed necessary by Purchaser. Seller or its representatives may be present at the time of such entry or entries and/or such inspections, but need not be present for Purchaser, its agents and representatives to enter and/or inspect the Properties pursuant to this Section 17.

      (b) FEASIBILITY PERIOD. Purchaser shall have until the date which is thirty (30) days after the Contract Date ("Feasibility Period"), to (subject to the rights of the Tenant) conduct and make such feasibility studies as Purchaser deems reasonably necessary, including but not limited to building inspections and non-intrusive environmental studies. Purchaser hereby agrees to save, defend, indemnify and hold harmless the Seller and the Tenant for any and all losses, costs, liabilities, expenses (including attorneys' fees), claims, liens, causes of action and damages, arising out of entry by Purchaser or its agents, employees, contractors, consultants or lenders onto any Property during the pendency of this Agreement, whether for such tests and studies or otherwise. Purchaser shall restore any damage caused to any Property by such tests or studies. Prior to entering upon a Property for any invasive study (such as soil borings, if permitted by Seller and Tenant), Purchaser shall obtain and give Seller a certificate of general commercial liability insurance in the amount of not less than Two Million and 00/100 Dollars ($2,000,000.00) per single occurrence, which shall name Seller and Tenant as additional insureds thereunder. The provisions of this indemnification shall survive Closing and termination of this Agreement and shall not be subject to any liquidated damages provisions.

      If, prior to the expiration of the Feasibility Period, Purchaser fails to notify Seller in writing that the Properties are not suitable to Purchaser and that this Agreement is terminated, then the Earnest Money shall be non-refundable, except in the event Seller fails to convey a Property to Purchaser in accordance with the terms of this Agreement. If Purchaser notifies Seller in writing on or prior to expiration of the Feasibility Period that the Properties are not suitable to Purchaser and that this Agreement is terminated, then this Agreement shall be rendered of no further force or effect, the Earnest Money and all interest earned thereon shall be returned to Purchaser and the parties hereto shall have no further obligations to one another except under the indemnities provided for in Section 6 above or this Section 17.

   18. TENANT WAIVER OF RIGHT OF FIRST REFUSAL. Seller's obligations hereunder are contingent upon the Tenant waiving its rights of first refusal under the Leases. On or before the date which is five (5) days after the Contract Date, Seller shall give written notice to Tenant of this Agreement, including therewith a copy hereof as is required under the Leases, and requesting an election or waiver of the rights of first refusal for each of the Properties. If Tenant exercises its right of first refusal in accordance with the terms of the Leases, Seller, upon giving prompt written notice to Purchaser, may terminate this Agreement and the Earnest Money and all interest earned thereon shall be returned to Purchaser and both parties shall be released from liability hereunder.

   19. MISCELLANEOUS. (a) Entire Agreement. This Agreement and Exhibits "A", "B", "C", "D", and "E", which are attached hereto and by this reference made a part hereof, constitute the entire agreement between Seller and Purchaser, and there are no other covenants, agreements, promises, terms, provisions, conditions, undertakings, or understandings, either oral or written, between them concerning the Properties other than those herein set forth. No subsequent alteration, amendment, change, deletion or addition to this Agreement shall be binding upon Seller or Purchaser unless in writing and signed by both Seller and Purchaser.

      (b) HEADINGS. The headings, captions, numbering system, etc. are inserted only as a matter of convenience and may under no circumstances be considered in interpreting the provisions of the Agreement.

      (c) BINDING EFFECT. All of the provisions of this Agreement are hereby made binding upon and shall inure to the benefit of the parties hereto and personal representatives, heirs, successors and assigns of both parties hereto.

      (d) TIME OF ESSENCE. Time is of the essence of this Agreement.

      (e) COUNTERPARTS; TRANSMISSION. This Agreement may be executed in any number of counterparts, each of which will for all purposes be deemed to be an original, and all of which are identical. For purposes of executing this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or electronic mail is to be treated as an original document, so long as the originally executed document or signature page thereto is sent to the other party on the following business day.

      (f) APPLICABLE LAW, PLACE OF PERFORMANCE. This Agreement shall be construed under and in accordance with the laws of the State of Missouri.

      (g) CLOSING DATE AND DEADLINE DATES. In the event that the Closing Date or any other deadline date or date for notice described in this Agreement falls on a weekend or a federal holiday, the Closing Date or other deadline date or date for notice shall be deemed to be the next business day.

      (h) CONTRACT DATE; ACCEPTANCE OF AGREEMENT. All references in this Agreement to "Contract Date" or similar words shall refer to that date upon which this Agreement has been executed by the last to sign of Purchaser and Seller. This Agreement, when executed by Seller and delivered to Purchaser, constitutes Seller's offer to sell the Premises under the terms hereof.

      (i) CONFIDENTIALITY. Seller and Purchaser agree to keep the terms, covenants and conditions of this Agreement in strict confidence, and may only release such terms, covenants and conditions to their respective officers, partners, related parties, employees, attorneys, accountants and lenders, or in response to any applicable law or judicial process.

      (j) NON-OFFER. The submission of this Agreement for examination or for execution by the Seller, or the negotiation of the transaction described herein does not constitute an offer to purchase by Purchaser, and this Agreement confers no rights upon the Seller nor imposes any obligations on the Purchaser, and does not constitute a binding contract unless and until the Purchaser and Seller shall have executed this Agreement and the Earnest Money has been received by the Title Company as required by this Agreement.

      (k) INVALID PROVISION. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, and if such provision is not essential to the effectuation of the basic purposes of this Agreement, such provision shall be fully severable, this

Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never been a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect.

      (l) NO WAIVER. The waiver by either party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be construed as a waiver of any other covenant, condition or promise herein. The waiver by either party of the time for performing any act shall not constitute a waiver of the time for performing any other act or any incidental act required to be performed at a later time. The delay or forbearance by either party in exercising any remedy or right, the time for the exercise of which is not specifically and expressly limited or specified in this Agreement, shall not be considered a waiver of or an estoppel against the later exercise of such remedy or right.

      (m) CONSTRUCTION. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared by counsel for one of the parties, it being recognized that both Seller and Purchaser have contributed substantially and materially to the preparation of this Agreement. The headings of various Sections in this Agreement are for convenience only and are not to be utilized in construing the content or meaning of the substantive provisions hereof. Mutually executed, facsimile modifications to this Agreement shall be valid and binding.

      (n) TITLE COMPANY HOLD HARMLESS. In performing its duties as Title Company hereunder, Title Company shall not incur any liability to Seller or Purchaser for any damages, losses or expenses, except for its gross negligence or willful misconduct, and it shall accordingly not incur any such liability with respect to any action taken or omitted (a) in good faith upon advice of its counsel or
(b) in reliance upon any instrument, including any written notice or instruction provided for in this Agreement.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

SELLER:

ECM HUTCHINSON, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:   ECM Mezzanine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

CLEARWEST, LLC,
A LOUISIANA LIMITED LIABILITY COMPANY

      By: ECM Income & Growth Fund, LLC, a Delaware limited liability company, its sole member

            By: ECM Equity Investments GP, L.L.C., a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM NEWTON, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:   ECM Mezzanine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM ST. JOSEPH, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:   ECM Mezzanine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM BROADWAY, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:   ECM Mezzanine Holdings, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM OLIVE, LLC,
A DELAWARE LIMITED LIABILITY COMPANY

By:   ECM Mezzanine Holdings, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

PURCHASER:

SERIES B, LLC, an Arizona limited liability company

By: /S/ John M. Pons
    -------------------------------
Name: John M. Pons
Its: Authorized Officer

TITLE COMPANY:

FIRST AMERICAN TITLE INSURANCE COMPANY

By: /S/ Carol Peterson
    -------------------------------
Name: Carol Peterson
Its: Escrow Officer

                                   EXHIBIT "A"

                               LEGAL DESCRIPTIONS

A-1 - HUTCHINSON

Tract 1:

Parcel A: The East 1/2 of a tract beginning at the Southwest corner of Section 31, Township 22 South, Range 5 West of the 6th P.M., Reno County, Kansas; thence East 16 rods; thence North 20 rods; thence West 16 rods; thence South 20 rods to the place of beginning, EXCEPT the North 30 feet thereof, Reno County, Kansas.

Parcel B: A tract beginning at a point 16 rods East of the Southwest corner of
Section 31, Township 22 South, Range 5 West of the 6th P.M., Reno County, Kansas; thence East 19.5 rods, more or less, to the Southwest corner of a tract conveyed to Anna Hodgson; thence North 20 rods; thence West 19.5 rods to the Northeast corner of a tract conveyed to L.M. Mayfield; thence South 20 rods to place of beginning, EXCEPT the East 140 feet thereof.

Parcel C: the North 30 feet of a tract beginning at the Southwest corner of
Section 31, Township 22 South, Range 5 West of the 6th P.M., Reno County, Kansas; thence East 8 rods; thence North 20 rods; thence West 8 rods; thence South 20 rods to the place of beginning.

Parcel D: The North 30 feet of the East 1/2 of a tract beginning at the Southwest corner of Section 31, Township 22 South, Range 5 West of the 6th P.M., Reno County, Kansas; thence East 16 rods; thence North 20 rods; thence West 16 rods; thence South 20 rods to the place of beginning.

Tract 2:

Beginning at the Southwest corner of Section 31, Township 22 South; Range 5 West of the 6th P.M., Reno County, Kansas; thence East along the South line of said section, 132.00 feet; thence with a deflection angle 90 degrees 03 minutes 50 seconds left - North parallel with the West line of said section, 206.10 feet; thence with a deflection angle 89 degrees 56 minutes 10 seconds left - West parallel with the South line of said section, 132.00 feet to the West line of said section; thence with a deflection angle 90 degrees 03 minutes 50 seconds left - South along the West line of said section, 206.10 feet to the place of beginning.

TRACTS 1 & 2 BEING ALSO DESCRIBED AS FOLLOWS:
A TRACT OF LAND LOCATED IN THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 31, TOWNSHIP 22 SOUTH, RANGE 5 WEST OF THE 6TH PRINCIPAL MERIDIAN, RENO COUNTY, KANSAS AND DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER;
THENCE N 00 degrees 00'52" E A DISTANCE OF 75.10 FEET;
THENCE S 89 degrees 55'22" E A DISTANCE OF 30.00 FEET TO A POINT ON THE APPARENT EAST RIGHT -- OF -- WAY LINE OF PLUM STREET, SAID POINT ALSO BEING THE POINT OF BEGINNING OF THE TRACT TO BE DESCRIBED;
THENCE N 00 degrees 00'52" E ALONG SAID APPARENT EAST RIGHT -- OF--WAY LINE A DISTANCE OF 131.00 FEET;
THENCE S 89 degrees 55'22" E A DISTANCE OF 102.00 FEET;
THENCE N 00 degrees 00'52" E A DISTANCE OF 93.90 FEET;
THENCE N 89 degrees 55'22" W A DISTANCE OF 102.00 FEET TO A POINT ON SAID APPARENT EAST RIGHT -- OF -- WAY LINE;
THENCE N 00 degrees 00'52" E ALONG SAID APPARENT EAST RIGHT -- OF -- WAY LINE A DISTANCE OF 30.00 FEET;
THENCE S 89 degrees 56'48" E A DISTANCE OF 415.40 FEET TO A 5/8" REBAR MONUMENT FOUND; THENCE S 00 degrees 00'39" E A DISTANCE OF 265.07 FEET TO A CHISELED "X" MONUMENT FOUND SAID POINT ALSO BEING ON THE NORTH RIGHT -- OF -- WAY LINE OF 30TH STREET; THENCE N 89 degrees 55'22" W ALONG SAID NORTH RIGHT -- OF -- WAY LINE A DISTANCE OF 405.51 FEET;
THENCE N 44 degrees 57'l5" W ALONG SAID NORTH RIGHT -- OF -- WAY LINE A DISTANCE OF 14.15 FEET TO THE POINT OF BEGINNING.

A-2 - METAIRIE

A certain portion of ground located in Square 85, Pontchartrain Shores, Jefferson Parish, Louisiana, in an area bounded by West Esplanade Avenue, Clearview Parkway, Belle Drive, and Lorino Street, designated as Lot 10-A and described as follows:

Begin at the intersection of the northerly right of way line of West Esplanade Avenue and the easterly right of way line of Clearview Parkway and go North
10 degrees 33'19" West along the easterly right of way line of Clearview Parkway a distance of 204.16 feet; thence go North 79 degrees 26'41" East a distance of 107.42 feet; thence go North 10 degrees 33'19" West a distance of
20.00 feet; thence go North 79 degrees 26'41" East a distance of 107.42 feet to the westerly right of way line of Lorino Street; thence go South 10 degrees 33'19" East along the westerly right of way line of Lorino Street a distance of
281.04 feet to the northerly right of way line of West Esplanade Avenue; thence go North 85 degrees 43'32" West along the northerly right of way line of West Esplanade Avenue a distance of 222.25 feet to the POINT OF BEGINNING.

Commonly known as: 4545 West Esplanade Avenue

A-3 - NEWTON

Lot One (1) A, Block Fourteen (14), Replat of all of Lots One (1) through Twenty-one (21) and the West Half (W/2) of Lot Twenty-two (22), Block Fourteen
(14) Ragsdale's Addition, an Addition to the City of Newton, Harvey County, Kansas.

Commonly known as: 1300 N. Main

A-4 - ST. JOSEPH

LOT TWO (2), BELTPICKETT ADDITION, A MINOR SUBDIVISION IN N.W. 1/4, SECTION 23, Township 57N, Range 35W, ST. JOSEPH, BUCHANAN COUNTY, MISSOURI.

TOGETHER WITH easements rights created under Ingress, Egress Easement Agreement filed for record November 8, 2002 in Book 2484, Page 581.

Parcel Number 06-6.0-23-002-002-025.001

Common Address: 2620 S. Belt Highway, St. Joseph, MO

A-5 - BROADWAY, COLUMBIA, MO

A TRACT OF LAND LOCATED IN SECTION 12, TOWNSHIP 48 NORTH, RANGE 13 WEST, COLUMBIA, BOONE COUNTY, MISSOURI AND BEING LOTS 134, 185 AND PART OF LOTS 184 AND 135 OF THE ORIGINAL TOWN OF COLUMBIA AS SHOWN IN BOOK A, PAGE 335 AND THE FIFTEEN (15) FOOT WIDE ALLEY VACATED BY CITY ORDINANCE NO. 2949, RECORDED IN BOOK 354, PAGE 482, BEING PART OF TRACT DESCRIBED BY THE WARRANTY DEED RECORDED IN BOOK 1058, PAGE 934 AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF LOT 134 OF SAID ORIGINAL TOWN OF COLUMBIA; THENCE WITH THE WEST LINE THEREOF, NORTH 0 DEGREES 00 MINUTES 00 SECONDS EAST
299.81 FEET TO THE NORTHWEST CORNER OF LOT 185 AND THE SOUTH RIGHT-OF-WAY LINE OF EAST BROADWAY; THENCE WITH SAID RIGHT-OF-WAY LINE, NORTH 89 DEGREES 53 MINUTES 00 SECONDS EAST 87.87 FEET; THENCE 102.24 FEET ALONG A 65.00 FOOT-RADIUS CURVE TO THE RIGHT, SAID CURVE HAS A CHORD SOUTH 45 DEGREES 03 MINUTES 30 SECONDS EAST, 92.02 FEET; THENCE LEAVING SAID SOUTH RIGHT-OF-WAY LINE AND WITH THE WEST RIGHT-OF-WAY LINE OF PROVIDENCE ROAD SOUTH 0 DEGREES 00 MINUTES 00 SECONDS EAST 76.95 FEET; THENCE SOUTH 0 DEGREES 02 MINUTES

00 SECONDS EAST, 157.64 FEET TO THE SOUTHEAST CORNER OF LOT 135 AND THE NORTH RIGHT-OF-WAY LINE OF CHERRY STREET; THENCE WITH SAID RIGHT-OF-WAY LINE, SOUTH 89 DEGREES 51 MINUTES 00 SECONDS WEST, 153.09 FEET TO THE POINT OF BEGINNING.

A-6 - OLIVE

The land referred to herein is situated in the State of Missouri, County of St. Louis and is described as follows:

Lot 1 of Central Plank Road Fountain, a subdivision in St. Louis County, Missouri, according to the plat thereof recorded in Plat Book 350 page 495 of the St. Louis County Records.

Tax Locator No. ###-##-####

Commonly known as 9395 Olive Blvd.

                                   EXHIBIT "B"

                            PURCHASE PRICE ALLOCATION

                           Monthly Rent       Purchase Price
                           ------------    -------------------
Hutchinson, KS                  $28,847    $    5,325,600.00
Newton, KS                      $24,088    $    4,447,015.38
St. Joseph, MO                  $27,917    $    5,153,907.69
Metairie, LA                    $45,000    $    8,307,692.31

Columbia, MO (Broadway)         $36,583    $    6,503,703.11
Olivette, MO (Olive)            $44,000    $    8,123,076.92

                FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

      This First Amendment to Agreement of Purchase and Sale ("First Amendment") is made and entered into this 20th day of July, 2005, by and among ECM HUTCHINSON, LLC; CLEARWEST, LLC; ECM NEWTON, LLC; ECM ST. JOSEPH, LLC; ECM BROADWAY, LLC; and ECM OLIVE, LLC (collectively, "Seller") and COLE WG HUTCHINSON KS, LLC; COLE WG METAIRIE LA DST; COLE WG NEWTON KS, LLC; COLE WG ST. JOSEPH MO, LLC; SERIES B, LLC (collectively, "Buyer"), and provides as follows:

      WHEREAS, Seller and Series B, LLC ("Series B") entered into that certain Agreement of Purchase and Sale, dated as of June 17, 2005 (the "Agreement"), with respect to the improved property located at (a) 510 East 30th Street, Hutchinson, Kansas (the "Hutchinson Property"); (b) 4545 West Esplanade Avenue, Metairie, Louisiana (the "Metairie Property"); (c) 1300 North Main Street, Newton, Kansas (the "Newton Property"); (d) 2620 South Belt Highway, St. Joseph, Missouri (the "St. Joseph Property"); and (f) 9395 Olive Boulevard, Olivette, Missouri (the "Olivette Property");

      WHEREAS, Series B assigned all its right title and interest in and to the Agreement with respect to the Hutchinson Property to Cole WG Hutchinson KS, LLC;

      WHEREAS, Series B assigned all its right title and interest in and to the Agreement with respect to the Metairie Property to Cole WG Metairie LA DST;

      WHEREAS, Series B assigned all its right title and interest in and to the Agreement with respect to the Newton Property to Cole WG Newton KS, LLC;

      WHEREAS, Series B assigned all its right title and interest in and to the Agreement with respect to the St. Joseph Property to Cole WG St. Joseph MO, LLC;

      WHEREAS, Series B retains all right, title and interest in and to the Agreement with respect to the Columbia Property and the Olivette Property; and

      WHEREAS, Seller and Buyer desire to amend to the Agreement to extend the Closing Date. All capitalized terms used herein shall have the meaning given to them in the Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. The first sentence of Section 4 of the Agreement is hereby amended in its entirety to read as follows:

         The consummation of the purchase and sale contemplated by this Agreement ("Closing and "Closing Date") shall be on July 21, 2005 (subject to Section 5 below with respect to the Securitized Properties), and shall take place through escrow with the Title Company.

      2. Except as specifically amended herein, all of the terms and provisions of the Agreement are hereby ratified and affirmed to be in full force and effect as of the date hereof. To the extent of any conflict between the Agreement and this Amendment, the terms and provisions of this Amendment shall govern and control.

      3. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one in the same instrument binding on all parties. Delivery of a signed counterpart by facsimile transmission shall be effective as delivery of a manually signed counterpart of the Amendment.

      4. This Amendment shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

SELLER:

ECM HUTCHINSON, LLC,
a Delaware limited liability company

By:   ECM Mezzamine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income and Growth Fund, LLC,
            A Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its Manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person


CLEARWEST, LLC,
a Louisiana limited liability company

By: ECM Income & Growth Fund, LLC, a Delaware limited liability company, its sole member

      By: ECM Equity Investments GP, L.L.C., a Delaware limited liability company, its manager

            By:      /S/ Shelby E. L. Pruett
                --------------------------------------------
                Name: Shelby E.L. Pruett
                Title: Authorized Person

ECM NEWTON, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.
                  a Delaware limited liability company, its manager

                  By:     /S/ Shelby E. L. Pruett
                      --------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM ST. JOSEPH, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.
                  a Delaware limited liability company, its manager

                  By:     /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM BROADWAY, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.
                  a Delaware limited liability company, its manager

                  By:     /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM OLIVE, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.
                  a Delaware limited liability company, its manager

                  By:     /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

BUYER:

SERIES B, LLC
an Arizona limited liability company

By: /S/ John M. Pons
    -------------------------------------------
Name: John M. Pons
Its: Authorized Officer

COLE WG HUTCHINSON KS, LLC
a Delaware limited liability company

By: Series B, LLC, an Arizona limited liability company, its manager

      By: /S/ John M. Pons
          -----------------------------------
          John M. Pons, Authorized Officer

COLE WG METAIRIE LA DST
a Delaware statutory trust

By:   Equity Fund Advisors, Inc., an Arizona corporation,
      its manager

      By: /S/ John M. Pons
          -----------------------------------
          John M. Pons, Vice President

COLE WG NEWTON KS, LLC
a Delaware limited liability company

By:   Series B, LLC, an Arizona limited liability company, its manager

      By: /S/ John M. Pons
          -----------------------------------
          John M. Pons, Authorized Officer

COLE WG ST. JOSEPH MO, LLC
a Delaware limited liability company

By:   Series B, LLC, an Arizona limited liability company, its manager

      By: /S/ John M. Pons
          -----------------------------------
          John M. Pons, Authorized Officer

               SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

      This Second Amendment to Agreement of Purchase and Sale ("Amendment") is made and entered into as of the 26th day of August, 2005, by and among ECM Broadway, LLC and ECM Olive, LLC (together, "Seller") and Cole WG Columbia MO, LLC and Series B, LLC ("Olivette Purchaser" and, together with Cole WG Columbia MO, LLC, the "Purchaser"), and provides as follows:

      WHEREAS, Seller, ECM Hutchinson, LLC; Clearwest, LLC; ECM Newton, LLC; and ECM St. Joseph, LLC, all as seller, and Series B, LLC ("Series B"), as buyer, entered into that certain Agreement of Purchase and Sale dated June 17, 2005, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of July 20, 2005 (together, the "Agreement");

      WHEREAS, the Agreement is executory only as to the following properties:
(a) 222 East Broadway, Columbia, Missouri (the "Columbia Property") and (b) 9395 Olive Boulevard, Olivette, Missouri (the "Olivette Property");

      WHEREAS, Series B has assigned all its right title and interest in and to the Agreement with respect to the Columbia Property to Cole WG Columbia MO, LLC ("Columbia Purchaser");

      WHEREAS, Seller and Purchaser have agreed to amend the terms of the Agreement as they pertain to the Columbia Property and the Olivette Property. All capitalized terms used herein shall have the meaning given to them in the Agreement unless otherwise defined herein.

      NOW THEREFORE, the parties agree as follows:

   1. Purchase Price; Assumption of Debt. The Purchase Price for the Columbia Property and the Olivette Property shall be modified as follows:

                  Columbia Property:   $6,271,371.43

                  Olivette Property:   $7,822,222.22

      Seller and Purchaser agree that a portion of the Purchase Price for the Columbia Property shall be paid by assumption by Columbia Purchaser of the outstanding principal amount of debt on the Columbia Property (Wachovia loan #50-2762724) as of the Closing Date (the "Columbia Debt"). Seller shall credit Columbia Purchaser an amount equal to the Columbia Debt at Closing, as well as the amount of accrued non-delinquent interest through and including the Closing Date, and Columbia Purchaser shall credit Seller with the amount of reserves, if any, which Lender is holding in connection with the Columbia Debt. The balance of the Purchase Price with respect to the Columbia Property shall be paid in cash at Closing.

   Seller and Purchaser agree that a portion of the Purchase Price for the Olivette Property shall be paid by assumption by Olivette Purchaser of the outstanding principal amount of debt on the Olivette Property (Wachovia loan #50-2762716) as of the Closing Date (the "Olivette Debt").

Seller shall credit Olivette Purchaser an amount equal to the Olivette Debt at Closing, as well as the amount of accrued non-delinquent interest through and including the Closing Date, and Olivette Purchaser shall credit Seller with the amount of reserves, if any, which Lender is holding in connection with the Olivette Debt. The balance of the Purchase Price with respect to the Olivette Property shall be paid in cash at Closing.

   2. Assumption Package. Purchaser and Seller hereby acknowledge and agree that approval from Wachovia Bank, or its designee ("Lender"), is required before Seller may (i) transfer the Columbia Property to Columbia Purchaser, (ii) transfer the Olivette Property to Olivette Purchaser, (iii) assign the Columbia Debt to Columbia Purchaser, or (iv) assign the Olivette Debt to Olivette Purchaser. Each of Columbia Purchaser and Olivette Purchaser acknowledges that it must complete and deliver certain paperwork (the "Assumption Package") in accordance with Lender's instructions, and hereby agrees to complete and deliver the Assumption Package within seven (7) business days after the receipt thereof. Each of Columbia Purchaser and Olivette Purchaser also agree to use its best efforts to comply by the Closing Date with all reasonable requests of Lender in connection with the assumption of the Columbia Debt and the Olivette Debt, including but not limited to the formation of special purpose entities satisfactory to Lender. Purchaser agrees to pay for all costs and expenses associated with the Lender's approval of the transfer of the Columbia Property and the Olivette Property and the assignment to and assumption of the Columbia Debt and Olivette Debt by Columbia Purchaser and Olivette Purchaser, respectively. Seller agrees to cooperate with Lender and Purchaser in connection with the assignment to and assumption of the Columbia Debt and Olivette Debt by Columbia Purchaser and Olivette Purchaser, respectively, at no cost to Seller other than Seller's attorneys' fees.

   3. Closing. The Closing Date shall be extended to the date that is five (5) business days after Seller's receipt of written notice that the Lender has agreed to the transfer of the Columbia Property and the Olivette Property to Columbia Purchaser and Olivette Purchaser and the assignment to and assumption of the Debt by such entities, or such other date as the parties may agree; provided however, the Closing Date shall not occur later than December 21, 2005. If Seller's Contingencies (as defined below) are not satisfied on or before such date, the Agreement shall be terminated and the Earnest Money then held by the Title Company shall be returned to Purchaser.

   4. Seller's Contingencies. Section 5 of the Agreement is hereby deleted and the following shall be inserted in lieu thereof:

      Purchaser acknowledges and agrees that Seller's obligations hereunder with respect to the Columbia Property and the Olivette Property are contingent upon: (a) Lender's approval of the transfer of the Columbia Property and the Olivette Property to Columbia Purchaser and Olivette Purchaser and the assignment to and assumption of the Debt and all liabilities in connection therewith after the Closing Date by such entities, and (b) Lender's release of Seller and its affiliates from any and all liabilities in connection with the Debt other than those arising on or before the Closing Date, subject only to Columbia Purchaser's and Olivette Purchaser's assumption of the Debt and all liabilities in connection therewith after the Closing Date (collectively, "Seller's Contingencies"). If

      Seller's Contingencies are satisfied, each of Columbia Purchaser and Olivette Purchaser agrees at Closing to assume the Debt and all liabilities in connection therewith after the Closing Date.

   5. Conveyance of Title. Sections 9(a) and 11(a)(i) are hereby amended to permit the conveyance of the Columbia Property and the Olivette Property subject to the Debt, so long as Seller's Contingencies are satisfied.

   6. Purchaser's Deliveries. In the event Seller's Contingencies are satisfied, at Closing (and as a condition thereof) Purchaser agrees to deliver or cause to be delivered to Lender, or Lender's designee, any and all instruments required by Lender in connection with the assumption of the Debt and all liabilities in connection therewith. Purchaser agrees that all deposits, including the Purchase Price and sums necessary to pay closing costs, must be made with the Title Company prior to 2:00 p.m. local time for the Title Company.

   7. Tenant Waiver of Right of First Refusal. Seller agrees to give written notice to Tenant of the terms of the Agreement, as modified by this Amendment, within two (2) business days after the date of this Amendment.

   8. Waiver of Contingencies. Other than (i) as set forth in Sections 4 and 7 of this Amendment (modifying Seller's contingency described in Section 18 of the Agreement), and (ii) the Closing Deliveries required pursuant to Section 11 of the Agreement, Seller and Purchaser acknowledge and agree that all of their respective contingencies in the Agreement have been waived.

   9. Ratification. Except as specifically amended herein, all of the terms and provisions of the Agreement are hereby ratified and affirmed to be in full force and effect as of the date hereof. To the extent of any conflict between the Agreement and this Amendment, the terms and provisions of this Amendment shall govern and control.

   10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be an original, but all of which when taken together shall constitute one and the same instrument binding on all parties. Delivery of a signed counterpart by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

   11. Binding Nature. This Amendment shall inure to the benefit of and shall being binding upon the parties hereto and their respective successors and assigns.

                           [SIGNATURE PAGES TO FOLLOW]

   IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

SELLER:

ECM BROADWAY, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

ECM OLIVE, LLC,
a Delaware limited liability company

By:   ECM Mezzanine Holdings II, LLC,
      a Delaware limited liability company, its sole member

      By:   ECM Income & Growth Fund, LLC,
            a Delaware limited liability company, its sole member

            By:   ECM Equity Investments GP, L.L.C.,
                  a Delaware limited liability company, its manager

                  By: /S/ Shelby E. L. Pruett
                      ---------------------------------------
                      Name: Shelby E. L. Pruett
                      Title: Authorized Person

BUYER:

SERIES B, LLC,
an Arizona limited liability company

By: /S/  Blair D. Koblenz
    ---------------------------------------------
Name: Blair D. Koblenz
Title: Executive Vice President

COLE WG COLUMBIA MO, LLC,
a Delaware limited liability company

By:   Series B, LLC,
      an Arizona limited liability company, its manager

By:   /S/  Blair D. Koblenz
    ----------------------------------------------
Name: Blair D. Koblenz
Title: Executive Vice President